EQ ADVISORS TRUST

SUPPLEMENT DATED AUGUST 12, 2011 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the above-referenced Statement of Additional Information, as supplemented (“SAI”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about changes to the administrative services fee payable by the Trust’s All Asset Allocation Portfolio and EQ/Franklin Templeton Allocation Portfolio (“Portfolios”) .

*****

The fee information in the fifth sentence in the first paragraph in the section “Investment Management and Other Services – The Administrator” is deleted and replaced with the following information:

For these administrative services, in addition to the management fee, effective September 1, 2011, each of the All Asset Allocation, EQ/Franklin Templeton Allocation and Strategic Allocation Portfolios pays FMG LLC a fee at an annual rate of 0.15% on the first $15 billion of its average daily net assets; 0.125% on the next $5 billion of its average daily net assets; 0.10% on average daily net assets thereafter, plus $32,500.